Exhibit 10.11(c)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Second Amendment”) is dated as of May 3, 2021, by and between 704 QUINCE ORCHARD OWNER, LLC, a Delaware limited liability company, having an address at 26 North Euclid Avenue, Pasadena, California 91101 (“Landlord”), and CARTESIAN THERAPEUTICS, INC., a Delaware corporation, having an address at Suite 210, 704 Quince Orchard Road, Gaithersburg, Maryland 20878 (“Tenant”).
RECITALS

A.    Landlord and Tenant have entered into that certain Lease Agreement dated as of May 11, 2018 (the “Original Lease”), as amended by that certain First Amendment to Lease Agreement (the “First Amendment”) dated as of March 22, 2021 (as amended, the “Lease”) wherein Landlord leased to Tenant certain premises located at 704 Quince Orchard Road, Gaithersburg, Maryland 20878, as more particularly described in the Lease.

B.    Landlord and Tenant desire to amend the Lease to increase the amount of the Security Deposit that Tenant shall deliver to Landlord. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and representations contained herein, the Parties agree as follows:

1.    Changes to Defined Terms. Effective as of March 22, 2021, the following amendments are hereby made to the definitions in the Lease.

a.    The defined term “Security Deposit” in Basic Lease Provision contained on page 1 of the Original Lease shall mean [***].
b.    The defined term “Increased Security Deposit” in Section 8 of the First Amendment shall mean [***]. Accordingly, Section 8 of the First Amendment is hereby deleted in its entirety and replaced with the following paragraph:

“Increase in Amount of Security Deposit. Tenant has previously delivered to Landlord a Security Deposit in the amount of [***]. By no later than the Effective Date, Tenant shall deliver to Landlord an additional cash deposit in the amount of [***] for a total cash deposit of [***] (“Increased Security Deposit”).”

2.    Miscellaneous.

(a)    This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.
(b)    This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

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(c)    This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
(d)    Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction, and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.
(e)    Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.
3.    OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

[Signature Pages Immediately Follow]

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first written above.

TENANT:    CARTESIAN THERAPEUTICS, INC.,
a Delaware corporation

By:    /s/ Murat Kalayoglu, M.D. Ph.D.
Murat Kalayoglu, MD, Ph.D.

Its:    President
☑ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:    704 QUINCE ORCHARD OWNER, LLC,
a Delaware limited liability company

By:    QUINCE ORCHARD I, LLC,
a Delaware limited liability company, managing member

By:    ARE-MARYLAND NO. 40, LLC,
a Delaware limited liability company, managing member

By:    ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member
By:    ARE-QRS CORP.,
a Maryland corporation, general partner

By:    /s/ Gregory Kay
Gregory Kay
Vice President
RE Legal Affairs